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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (earliest event reported): August 26, 1997





                     TELESERVICES INTERNATIONAL GROUP INC.
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             (Exact name of registrant as specified in its charter)




           Florida                  33-11059-A                 59-2773602
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)



 100 Second Avenue South, Suite 1000, St. Petersburg, Florida      33701
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      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:       (813) 895-4410
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                     VISITORS SERVICES INTERNATIONAL CORP.
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             (Former name or former, if changed since last report.)


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ITEM 8.  CHANGE IN FISCAL YEAR.

         On August 26, 1997 the Board of Directors of the Registrant elected to change the Registrant's annual accounting period from one ending on September 30 of each year to a fiscal year ending on December 31 of each year. The report covering the transition period between October 1, 1996 and December 31, 1996 will be filed on Form 10-QSB.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the hereunto duly authorized.



                                         TELESERVICES INTERNATIONAL GROUP INC.



                                         By:  /s/ Robert P. Gordon
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                                               Robert P. Gordon, Chairman

Date:  August 27, 1997